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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2006


                              LINCOLN PARK BANCORP
             (Exact name of registrant as specified in its charter)

           FEDERAL                      000-51078            61-1479859
-----------------------------   -----------------------   ----------------------
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY                          07035
---------------------------------------------                      -------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF
              DIRECTORS;  APPOINTMENT OF PRINCIPAL OFFICERS

         On August 29, 2006, the Boards of Directors of Lincoln Park Bancorp (the "Company"), Lincoln Park Bancorp, MHC (the "MHC") and Lincoln Park Savings Bank (the "Bank") appointed David G. Baker to serve as President and Chief Executive Officer of the Company, the MHC and the Bank. The appointment will become effective as of October 1, 2006. Until that date, Ms. Edith M. Perrotti will continue to serve as Interim President and Chief Executive Officer.

         Mr. Baker currently serves as a Director of the Company, the MHC and the Bank. He is also a principal of Lincoln Park True Value Hardware, which he has operated for the past 23 years. Mr. Baker has also served as Mayor of Lincoln Park since January 1995.

         On August 31, 2006 the Company issued a press release announcing the appointment of Mr. Baker as the new President and Chief Executive Officer. A copy of that press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired. Not applicable.

(b)     Pro forma financial information. Not applicable.

(c)     Shell company transactions. Not applicable.

(d)     Exhibits. The following exhibit is attached as part of this report:

        Exhibit 99.1  Press Release of Lincoln Park Bancorp dated August 31,
        2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    LINCOLN PARK BANCORP


DATE:  August 31, 2006                      By:     /s/ Nandini S. Mallya
                                                    Nandini S. Mallya
                                                    Vice President and Treasurer
                                                    (Duly authorized officer)